Stock Incentive Plan Compensation	12 Months Ended
Dec. 31, 2014
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Disclosure of Compensation Related Costs, Share-based Payments [Text Block]
11. Stock Incentive Plan Compensation

The Company’s Stock Incentive Plan provides for the issuance of long-term incentive awards, or awards, in the form of non-qualified and incentive stock options, or Options, stock appreciation rights, stock grants and restricted stock units. The awards may be granted by the Company’s Board of Directors to its employees, directors and officers and to consultants, agents, advisors and independent contractors who provide services to the Company. The exercise price for Options must not be less than the fair market value of the underlying shares on the date of grant. Options expire no later than ten years from the date of grant and generally vest and become exercisable over a four-year period following the date of grant. Every non-employee member of the Company’s Board of Directors receives an annual non-qualified Option or restricted stock unit grant. Upon the exercise of Options, the Company issues the resulting shares from shares reserved for issuance under the Company’s Incentive Plan.

Stock-based compensation expense is reduced by an estimated forfeiture rate derived from historical employee termination behavior. If the actual number of forfeitures differs from the Company’s estimates, the Company may record adjustments to increase or decrease compensation expense in future periods. There were no significant adjustments related to changes in the Company’s estimates for the year ended December 31, 2014 and year ended December 31, 2013.

Following is a summary of the amount included as stock-based compensation expense in the accompanying consolidated statements of operations:

	Year Ended December 31,
	2014	2013
Stock options:
Research and development	$143,000	$191,000
General and administrative	632,000	1,246,000
Severance charge	1,161,000	—
Total stock-based compensation expense	$1,936,000	$1,437,000

(1)
The severance charge component of stock incentive plan compensation relates to accelerated vesting of stock options held by the Company’s former Chief Executive Officer per the terms of his employment agreement.

The following table summarizes Option activity:

	Shares	Weighted Average Exercise Price	Average Remaining Contractual Term (Years)	Aggregate Intrinsic Value
Outstanding at December 31, 2013	24,971,000	$0.19	9.11	$7,940,000
Granted	750,000	0.28
Exercised	—	—
Forfeited	3,137,378	0.19
Expired	548,875	0.25
Outstanding at December 31, 2014	22,034,747	$0.19	8.18	$640,837
Exercisable at December 31, 2014	19,725,997	$0.19	8.17	$623,062

Options vested or expected to vest at December 31, 2014 totaled 21,849,294, with an intrinsic value of  $639,000.

The aggregate intrinsic value is determined using the closing price of the Company’s common stock of $0.50 on December 31, 2014.

As of December 31, 2014, the Company had unrecognized compensation cost related to unvested Options of approximately $2,219,000 net of estimated forfeitures, which the Company expects to recognize over a weighted average period of approximately three years.

The fair value of each Option is estimated on the date of grant using the Black-Scholes valuation method with the key inputs as follows:

	Years Ended December 31,
	2014	2013
Risk-free interest rate	1.3%	0.6%
Expected volatility	160.9%	172.1%
Expected term (in years)	4.0	4.0
Expected dividend yield	0.0%	0.0%

Shares Reserved For Further Issuance

As of December 31, 2014, the Company had reserved shares of its common stock for future issuance as follows:

Shares Reserved
Stock options outstanding	22,034,747
Available for future grants under the 2013 Stock Incentive Plan	39,250,000
Warrants	38,890,452
Total shares reserved	100,175,199